Exhibit 99.1

BRIAPRO THERAPEUTIC CORP.

CONDESED INTERIM FINANCIAL STATEMENTS

FOR THE THREE AND NINE MONTH PERIOD ENDED APRIL 30, 2024

(Unaudited)

(Expressed in United States Dollars)

NOTICE OF NO AUDITOR REVIEW OF THE

CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

In accordance with National Instrument 51-102 Part 4, subsection 4.3(3)(a), if an auditor has not performed a review of these condensed interim financial statements, they must be accompanied by a notice indicating that the condensed interim financial statements have not been reviewed by an auditor.

The accompanying unaudited condensed interim financial statements of BriaPro Therapeutics Corp. (“BriaPro”, the “Company”) for the three and ninenine months periods ended April 30, 2024 have been prepared by and are the responsibility of the Company’s management, and have not been reviewed by the Company’s auditors.

F-1

BriaPro Therapeutics Corp.

Unaudited Condensed Interim Statements of Financial Position

As at April 30, 2024

(Expressed in US Dollars)

	April 30, 2024	July 31, 2023

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1	$1
Total current assets	1	1

NON-CURRENT ASSETS:
Intangible assets, net (Note 5)	203,614	-
Total non-current assets	203,614	-

Total assets	$203,614	$1

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Due to related parties (Note 8)	$302,605	$-
Accrued expenses and other payables	54,129	-
Total current liabilities	356,734	-

NON-CURRENT LIABILITIES:
Warrant liability (Note 6)	148,805	-
Total non-current liabilities	148,805	-

SHAREHOLDERS’ EQUITY (DEFICIT):
Share capital (Note 6)	1	1
Share-based payment reserve (Note 6)	34,514	-
Accumulated deficit	(336,439)	-
Total shareholders’ equity (deficit)	(301,924)	1

Total liabilities and shareholders’ equity (deficit)	$203,615	$1

These Condensed interim financial statements were approved and authorized for issue on behalf of the Board of Directors on June 14, 2024 by:

On behalf of the Board:

“Martin Schmieg”	“William Williams”
Director	Director

The accompanying notes are an integral part of these condensed interim financial statements.

F-2

BriaPro Therapeutics Corp.

Unaudited Condensed Interim Statement of Operations and Comprehensive Loss

For the three and nine months ended April 30, 2024

(Expressed in US Dollars)

	Three months ended April 30,	Nine months ended April 30,
	2024	2024
	(Unaudited)	(Unaudited)
Research and development expenses (Note 8 and 9)	$58,686	227,249
General and administrative expenses (Note 8 and 10)	51,217	139,711
Operating Loss	(109,903)	(366,960)
Change in fair value of warrant liability (Note 6d)	39,316	50,402
Foreign exchange loss	30	41
Total operating loss and comprehensive loss	(70,557)	(316,517)
Basic and diluted weighted average loss per share	(0.002)	(0.010)
Basic and diluted weighted average number of shares	$31,789,738	31,789,738

(*) The Company was incorporated on May 15, 2023 and therefore no comparative numbers are presented.

The accompanying notes are an integral part of these condensed interim financial statements.

F-3

BriaPro Therapeutics Corp.

Condensed Interim Statement of Changes in Shareholder’s Equity (Deficit)

For the three and nine months ended April 30, 2024

(Unaudited)

(Expressed in US Dollars)

	Shares	Amount	Share based payment reserve	Accumulated deficit	Total shareholder’s equity (Deficit)
Balance July 31, 2023	1	$1	-	$-	$1
Issuance of shares and options pursuant to the Arrangement	47,945,177	-	34,514	(19,922)	14,592
Loss for the period	-	-	-	(316,517)	(316,517)
Balance, April 30, 2024	47,945,178	$1	34,514	$(336,439)	$(301,924)

	Shares	Amount	Share based payment reserve	Accumulated deficit	Total shareholder’s equity (Deficit)
Balance January 31, 2024	47,945,178	$1	34,514	$(265,882)	$(231,367)
Loss for the period		-	-	(70,557)	(70,557)
Balance, April 30, 2024	47,945,178	$1	34,514	$(336,439)	$(301,924)

The accompanying notes are an integral part of these condensed interim financial statements.

F-4

BriaPro Therapeutics Corp.

Condensed Interim Statement of Cash Flows

For the nine months ended April 30, 2024

(Expressed in US Dollars)

For the nine Months Ended April 30, 2024(*)
Cash flow from operating activities
Net loss	$(316,517)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	10,185
Change in fair value of warrants	(50,402)
Changes in assets and liabilities:
Increase in due to related parties	302,605
Increase in accrued expenses and other payables	54,129
Total cash flow from operating activities	-

Change in cash and cash equivalents	-
Cash and cash equivalents at beginning of the period	1
Cash and cash equivalents at end of the period	$1

Significant non-cash transactions
Intangibles acquired pursuant to the Arrangement	$(19,922)

(*) The Company was incorporated on May 15, 2023 and therefore no comparative numbers are presented.

The accompanying notes are an integral part of these condensed interim financial statements.

F-5

BriaPro Therapeutics Corp.

Notes to the Condensed Interim Financial Statements

For the nine months ended April 30, 2024

(Expressed in US Dollars)

NOTE 1: NATURE OF OPERATIONS AND GOING CONCERN

a.	BriaPro Therapeutics Corp. (“BriaPro” or the “Company”) was incorporated under the Business Corporations Act (British Columbia) on May 15, 2023. As of July 31, 2023 the Company was inactive, however, following the completion of the Arrangement (as defined below), BriaPro is now a pre-clinical immuno-oncology biotechnology company with multiple assets, specifically Bria-TILsRx™, and PKCδ inhibitors for multiple indications including cancer. The Company’s head office is located at 235 15th Street, Suite 300, West Vancouver B.C, V7T 2X1, Canada. The Company is an unlisted reporting issuer in Canada.

b

On August 31, 2023 (the “Effective Date”), the Company and Briacell Therapeutics Corp, the Company’s holding company, and immune-oncology biotechnology company listed on the Toronto Stock Exchange and NASDAQ (“Briacell”), closed a plan of arrangement spinout transaction (the “Arrangement”) pursuant to which certain assets of the Briacell, including Bria-TILsRx™ and protein kinase C delta (PKCδ) inhibitors for multiple indications including cancer (the “BriaPro Assets”), were spun-out to the Company. See note 6 for details.

Pursuant to the terms of the Arrangement, the Company has acquired the entire right and interest in and to the BriaPro Assets in consideration for the issuance by the Company to Briacell of the Company’s common shares. Under the terms of the Arrangement, for each BriaCell share held immediately prior to closing, BriaCell Shareholders receive one (1) common share of BriaPro (“Warrant Shares”).

As a result of the Arrangement, 47,945,178 common shares were issued and outstanding and 2,131,400 stock options and 19,100 RSU’s were issued. BriaCell beneficially owns or controls approximately 31,963,452 common shares, representing 2/3rd of the issued and outstanding common shares.

In accordance with IFRS, management determined that the Arrangement does not meet the definition of a business combination as the BriaPro Assets met the concentration test. Further, management asserts that BriaPro had not yet achieved commercial operations and was still in the Research stage at the time of the Arrangement (hence there were no significant inputs, processes and outputs as defined in IFRS 3 as characteristics of a business).

Consequently, the Transaction has been recorded as an asset acquisition and the Company recorded the carrying value of the intangible assets acquired from Briacell.

The shares, options and RSU’s issued on the Effective Date along with the Warrant Share obligation are considered as part of the transaction. The carrying value of the BriaPro Assets at the Effective Date were $213,800. The warrants will be recorded as a liability at their fair value on the Effective Date, and revalued at reach reporting period. The options and RSU’s will be recorded at their fair value on the Effective Date in the share based payments reserve and the balance will be recorded in share capital.

The table below summarizes the breakdown of the consideration at the Effective date:

August 31, 2023

Value of the assets transferred	$213,800

Accumulated Deficit	$(19,921)
Warrants	199,207
Options and RSU’s	34,514
Total consideration paid	$213,800

Transition Services Agreement

On August 31, 2023, the Company and BriaPro executed a transition services agreement (the “Transition Agreement”), pursuant to which BriaCell will provide certain research and development and head office services (the “Services”) to BriaPro for a fixed monthly fee of $20,000.

Briacell and BriaPro acknowledged the transitional nature of the Services and accordingly, as promptly as practicable, BriaPro agreed to use commercially reasonable efforts to transition each Service to its own internal organization or to obtain alternate third party providers to provide the Services.

c.	The accompanying unaudited condensed interim financial statements have been prepared on the basis of a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business for the foreseeable future. The Company has incurred losses of $265,882 since incorporation, is currently in the pre-clinical research stage and has not commenced commercial operations. The Company’s ability to continue as a going concern is dependent upon its ability to attain future profitable operations and to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. The Company expects to incur further losses through to the completion of the research and development of any therapy; the nature of a development stage immune-oncology company requires the raising of financial capital to support its clinical development programs and administrative costs. The uncertainty of the Company’s ability to raise such financial capital casts significant doubt on the Company’s ability to continue as a going concern. These condensed interim financial statements do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the Company not be able to continue as a going concern.

F-6

BriaPro Therapeutics Corp.

Notes to the Condensed Interim Financial Statements

For the nine months ended April 30, 2024

(Expressed in US Dollars)

NOTE 2: BASIS OF PRESENTATION

a.	Statement of Compliance:

The Company prepares its unaudited condensed interim consolidated financial statements in accordance with International Financial Reporting Standards (“IFRS”) using the accounting policies described herein as issued by International Accounting Standards Board (“IASB”) and International Financial Reporting Interpretations Committee (“IFRIC”) interpretations. These unaudited condensed interim consolidated financial statements have been prepared in accordance with International Accounting Standards (“IAS”) 34 Interim Financial Reporting.

The policies applied in these condensed interim consolidated financial statements are based on IFRS effective as of April 30, 2024.

The preparation of financial data is based on accounting principles and practices consistent with those used in the preparation of the audited financial statements as of July 31, 2023. The accompanying condensed interim financial statements should be read in conjunction with the Company’s audited financial statements for the period ended July 31, 2023.

b.	Basis of presentation

The condensed interim financial statements are prepared on a going concern basis and have been presented in United States dollars which is the Company’s reporting currency.

c.	Basis of Measurement:

These condensed interim financial statements have been prepared on a going concern basis, under the historical cost basis, except for financial instruments which have been measured at fair value.

d.	Functional Currency and Presentation Currency:

The functional currency is the currency that best reflects the economic environment in which the Company operates and conducts its transactions. The Company’s management believes that the functional currency of the Company is the U.S. dollar.

Accordingly, monetary accounts maintained in currencies other than the U.S. dollar are remeasured into U.S. dollars at each reporting period end. All transaction gains and losses of the remeasured monetary financial position items are reflected in the statement of operations and comprehensive loss as financing income or expenses as appropriate.

F-7

BriaPro Therapeutics Corp.

Notes to the Condensed Interim Financial Statements

For the nine months ended April 30, 2024

(Expressed in US Dollars)

NOTE 3: SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES

The accounting policies and use of estimates and judgments described below have been applied consistently in these condensed interim financial statements.

The preparation of condensed interim financial statements in conformity with IFRS requires management to make estimates, judgments and assumptions that affect the amounts reported in the condensed interim financial statements and accompanying notes. The Company’s management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities at the dates of the condensed interim financial statements, and the reported amount of expenses during the reporting periods. Actual results could differ from those estimates.

Going Concern

Preparation of the condensed interim financial statements is on a going concern basis, which contemplates the realization of assets and payments of liabilities in the ordinary course of business. Should the Company be unable to continue as a going concern, it may be unable to realize the carrying value of its assets, including its intangible assets and to meet its liabilities as they become due.

Intangible assets

Intangible assets are tested for impairment annually or more frequently if there is an indication of impairment. The carrying value of intangibles with definite lives is reviewed each reporting period to determine whether there is any indication of impairment. If there are indications of impairment the impairment analysis is completed and if the carrying amount of an asset exceeds its recoverable amount, the asset is impaired and impairment loss is recognized.

Warrant liability and equity incentive grants

The Company uses the Black-Scholes option-pricing model to estimate fair value of the warrant liability at each reporting date and options granted under the Company’s equity inceptive plan. The key assumptions used in the model are the share price of the Company and the expected future volatility in the price of the Company’s shares and the expected life of the instrument.

F-8

BriaPro Therapeutics Corp.

Notes to the Condensed Interim Financial Statements

For the nine months ended April 30, 2024

(Expressed in US Dollars)

NOTE 4: INTANGIBLE ASSETS. NET

Acquired intangible assets with finite lives consisted of the following as of April 30, 2024 and July 31, 2023:

	April 30, 2024	July 31, 2023

Patents	$213,800	$-
Gross intangible assets	-	-
Less – accumulated amortization	(10,185)	-
Intangible assets, net	$203,615	$-

The attributable intellectual property relates to the BriaPro Assets acquired in the Arrangement, which the Company is amortizing over 14 years, consistent with its accounting policy.

NOTE 5: SHARE CAPITAL

a) Authorized share capital

The authorized share capital consists of an unlimited number of common shares with no par value (“Share”).

b) Issued share capital

(i)	On May 15, 2023, the Company issued one (1) incorporation Share to BriaCell in consideration for USD$1.00.

(ii)	On August 31, 2023, pursuant to the Arrangement, the Company issued 47,945,177 Shares.

c) Share Purchase Warrants

Pursuant to the Arrangement, each BriaCell warrant (“BriaCell Warrant”) shall, in accordance with its terms, entitle the holder thereof to receive, upon the exercise thereof, one BriaCell Share and one BriaPro Share for the original exercise price.

Upon the exercise of BriaCell Warrants, BriaCell shall, as agent for BriaPro, collect and pay to BriaPro an amount for each one (1) BriaPro Share so issued that is equal to the exercise price under the BriaCell Warrant multiplied by the fair market value of one (1) BriaPro Share at the Effective Date divided by the total fair market value of one (1) BriaCell Share and one (1) BriaPro Share at the Effective Date (“BriaPro Pro-rata Warrant Proceeds”).

As of the date of this report there are issued and outstanding an aggregate of 8,168,302 BriaCell Warrants as follows:

Number of Briacell Warrants (*)	BriaPro Pro-rata Warrant Proceeds(*)	Expiry Date
51,698	$1,062	November 16, 2025
3,896,809	106,216	February 26, 2026 – April 26, 2026
4,173,143	132,536	June 7, 2026 - December 7, 2026
4,890	100	November 16, 2025
17,074	465	February 26, 2026
24,688	784	June 7, 2026
8,168,302	$241,163

(*) The number of Shares issuable and proceeds, should the BriaCell Warrants be exercised.

F-9

BriaPro Therapeutics Corp.

Notes to the Condensed Interim Financial Statements

For the nine months ended April 30, 2024

(Expressed in US Dollars)

NOTE 5: SHARE CAPITAL (CONTINUED)

d) Warrant liability continuity

(i)	The following table presents the summary of the changes in the fair value of the warrants recorded as a liability on the Balance Sheet (*):

Warrants liability
Balance as of July 31, 2023	$-

Liability as of the Arrangement date (August 31, 2023)	199,207
Change in fair value during the period (*)	(39,316)

Balance as of April 30, 2024	$148,805

(*)	The warrants were issued by Briacell contain terms that require the warrants to be recorded as a liability at fair value under IFRS. As a result, these warrants are valued at the end of each reporting period. For the nine months ended April 30, 2024, the Company recorded a gain on the revaluation of the total warrant liability of $11,086 in the condensed interim statements of operations and comprehensive loss.

The key inputs used in the valuation of the of the warrants as of April 30, 2024 were as follows:

	August 31, 2023 (Effective Date)	April 30, 2024

Share price	$0.0365	$0.0365
Exercise price	$0.0206-0.0318	$0.0206-0.0318
Expected life (years)	2.21-3.27	1.55-2.60
Volatility	100%	69-74%
Dividend yield	0%	0%
Risk free rate	4.40%	4.23-4.34%

NOTE 6: SHARE-BASED COMPENSATION

The BriaPro Board adopted the BriaPro incentive plan, The purpose of the BriaPro incentive plan is to allow BriaPro to issue stock options, performance share units (“PSUs”), restricted share units (“RSUs”), and deferred share units (“DSUs” and together with the PSUs and RSUs, “Share Units”) to directors, officers, employees and consultants, as additional compensation, and as an opportunity to participate in the success of BriaPro. The granting of such Awards is intended to align the interests of such persons with that of the shareholders (the “Omnibus Plan”).

Pursuant to the Arrangement, all Briacell option holders received the same amount of BriaPro options (“BriaPro Option”) under the BriaPro incentive plan. The exercise price of the BriaCell options will be apportioned between the BriaCell options and the BriaPro options, as follows:

Each one (1) BriaPro Option to acquire one (1) Share shall have an exercise price equal to the product obtained by multiplying the original exercise price of the BriaCell Option by the quotient obtained by dividing (A) the fair market value of a BriaPro Share at the Effective Date by (B) the aggregate fair market value of a BriaCell Share and a BriaPro Share at the Effective Date (“BriaPro Option Exercise Price”)

F-10

BriaPro Therapeutics Corp.

Notes to the Condensed Interim Financial Statements

For the nine months ended April 30, 2024

(Expressed in US Dollars)

NOTE 6: SHARE-BASED COMPENSATION (CONTINUED)

a. The following table summarizes the number of options granted under the Omnibus Plan for the for the nine month period ended April 30, 2024 and related information:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value

Balance as of July 31, 2023	-
Granted on the Arrangement date (*)	2,131,400	0.0957	3.47	-
Forfeited	-	-
Expired	-	-
Balance as of April 30, 2024	2,131,400	0.0957	2.80	-

Exercisable as of April 30, 2024	1,881,013	$0.0959	2.64	-

(*) The options granted on the Arrangement dates had a fair value of $38,628. based on the Black-Scholes option pricing model using the following assumptions: share price - $0.0365; exercise price - $0.0656-0.1310; expected life – 2.58 - 4.81 years; annualized volatility – 100%; dividend yield – 0%; risk free rate – 3.89 - 4.40%.

As the date of this report, the Company has 2,131,400 stock options outstanding as follows:

BriaPro Option Exercise Price	Options outstanding	Expiry Date

$0.0933	440,000	June 20, 2028
$0.1108	21,000	February 27, 2028
$0.0984	180,100	August 02, 2027
$0.0729	31,000	May 20, 2027
$0.1162	150,000	February 16, 2027
$0.1310	524,700	January 13, 2027
$0.1165	12,600	November 01, 2026
$0.0888	100,000	September 01, 2026
$0.0656	60,000	April 19, 2026
$0.0656	612,000	March 29, 2026
	2,131,400

b. Restricted Share Units

The following table summarizes the number of RSU’s granted to directors under the Omnibus Plan for nine month period ended April 30, 2024:

	Number of RSU’s outstanding	Aggregate intrinsic value
Balance, July 31, 2023	-	$-
Granted (i)	19,200	700
Balance, April 30, 2024	19,200	$700

(i)	On August 31, 2023, pursuant to the Arrangement and the Omnibus Plan, the Company issued 19,200 fully vested RSU’s to the CEO and have an aggregate intrinsic value of $700.

F-11

BriaPro Therapeutics Corp.

Notes to the Condensed Interim Financial Statements

For the nine months ended April 30, 2024

(Expressed in US Dollars)

NOTE 7: RELATED PARTY TRANSACTIONS AND BALANCES

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making operating and financial decisions. This would include the Company’s senior management, who are considered to be key management personnel by the Company. Parties are also related if they are subject to common control or significant influence. Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

As of April 30, 2024, pursuant to the Transition Agreement, the balance owing to BriaCell group companies is $302,605 comprising the fixed monthly services of $160,000 and direct expenses incurred by Briacell on behalf of BriaPro $142,605.

During the nine-month period ended April 30, 2024, the Company incurred Services and direct expense paid for by Briacell in the amount of $302,605.

NOTE 8: RESEARCH AND DEVELOPMENT EXPENSES

	Three-months ended April 30 2024	Nine-months ended April 30 2024

Wages and Salaries	$57,000	$157,500
Investigational drug costs	-	60,880
Supplies	1,686	8,869
	$58,686	$227,249

NOTE 9: GENERAL AND ADMINISTATIVE EXPENSES

	Three-months ended April 30 2024	Nine-months ended April 30 2024

Consulting	$15,000	$40,000
Amortization	3,817	10,185
Professional fees	32,400	89,033
Regulatory, filing and transfer agent fees	-	493
	$51,217	$139,711

F-12